SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

HATTERAS INCOME SECURITIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

Hatteras Income Securities, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

July 30, 2004

TO THE STOCKHOLDERS OF

  HATTERAS INCOME SECURITIES, INC.:

      Notice is hereby given that the Annual Meeting (the “Annual Meeting”) of Stockholders of Hatteras Income Securities, Inc. (the “Company”) will be held on Friday, July 30, 2004 at 10:00 a.m. (Eastern time), at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, for the following purposes:

      (1) To elect three Directors of the Company; and

      (2) To transact such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

      The Board of Directors of the Company has fixed the close of business on June 11, 2004 as the record date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the meeting and the proposal to be considered. The enclosed Proxy Card is intended to permit you to vote even if you do not attend the meeting in person.

      YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Signed but unmarked Proxy Cards will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

By Order of the Board of Directors.

ROBERT B. CARROLL
Secretary

June 21, 2004

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS

OF THE NUMBER OF SHARES THAT YOU OWN.
PLEASE MARK, SIGN, DATE AND RETURN YOUR
PROXY CARD IMMEDIATELY.

      SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. (“BANK OF AMERICA”) OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

      BANK OF AMERICA AFFILIATES PROVIDE INVESTMENT ADVISORY AND CERTAIN OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

Hatteras Income Securities, Inc.
One Bank of America Plaza
Charlotte, North Carolina 28255
(800) 851-9677

Proxy Statement

Annual Meeting of Stockholders

July 30, 2004

      This Proxy Statement is being furnished to holders of common stock (“Stockholders”) of Hatteras Income Securities, Inc. (the “Company”) in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on July 30, 2004 at 10:00 a.m. (Eastern time) at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, and at any adjournment(s) thereof. Your proxy is being solicited for the purposes set forth in the accompanying Notice of Annual Meeting.

      The Board of Directors has fixed June 11, 2004 (the “Record Date”) as the date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting, and, accordingly, only Stockholders of record at the close of business on that date will be entitled to notice of and to vote at such Annual Meeting. As of the Record Date, there were 3,363,512 outstanding shares of common stock of the Company. This Proxy Statement is first being mailed to Stockholders on or about June 21, 2004.

      THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO ANY STOCKHOLDER UPON WRITTEN OR ORAL REQUEST MADE TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER ABOVE.

      All actions of the Board of Directors of the Company described in the proposal below were unanimously approved by the Board, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company or Banc of America Capital Management, LLC (“BACAP”), the Company’s investment adviser.

PROPOSAL: ELECTION OF DIRECTORS

      At the Annual Meeting, the Stockholders of the Company will be asked to vote for the following three nominees for Director (the “Nominees”): William H. Grigg, Thomas F. Keller and William P. Carmichael. Voting for the Nominees is not cumulative. If elected, each Nominee will serve until the next Annual Meeting or until his successor shall be elected and shall qualify. Each Nominee is currently a member of the Board of Directors and has consented to his nomination and to serve if elected. Although the Board of Directors expects that each of the Nominees will be available for election, in the event a vacancy in the slate of Nominees is occasioned by death or other unexpected occurrence, it is intended that shares represented by proxies in the accompanying form will be voted for the election of a substitute Nominee selected by the persons named in the proxy. Nominees will be elected by a plurality of the votes cast.

      The Board of Directors unanimously recommends that you vote to elect each of the Nominees.

The Board of Directors

      Each of the Nominees, along with the principal officers and significant employees of the Company are listed below together with their age, address, position held with the Company, principal occupation during the past five years, number of portfolios in the Nations Funds complex overseen by the Directors, and other principal business affiliations. All of the Directors of the Company are “independent” as that term is defined in the Listing Rules of the New York Stock Exchange (the “NYSE”) and are not “interested persons” of the Company as that term is defined in the 1940 Act.

Number
of
Portfolios
in Fund
	Position(s)			Complex
	Held	Term of Office		Overseen
Name, Age	with the	and Length of	Principal Occupation(s) During	by	Other Directorships
and Address	Company	Time Served	the Past Five Years	Director	Held by Director

William P. Carmichael Age: 60 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Director and Chairman of the Board	Term of Office: through the Company’s 2004 annual shareholder meeting or until his successor shall be elected and shall qualify. Length of Service: 1 year	Retired; Senior Managing Director of The Succession Fund (a company formed to advise and buy family owned companies) from 1998 through April 2001.	80	Director — Cobra Electronics Corporation (electronic equipment manufacturer), Rayovac Corp. (batteries) and The Finish Line (apparel); Chairman of the Board and Board Member — Nations Funds Family (5 registered investment companies).

Number
of
Portfolios
in Fund
	Position(s)			Complex
	Held	Term of Office		Overseen
Name, Age	with the	and Length of	Principal Occupation(s) During	by	Other Directorships
and Address	Company	Time Served	the Past Five Years	Director	Held by Director

William H. Grigg Age: 71 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Director	Term of Office: through the Company’s 2004 annual shareholder meeting or until his successor shall be elected and shall qualify. Length of Service: 13 years	Retired; Chairman Emeritus since July 1997, Chairman and Chief Executive Officer through July 1997 — Duke Power Co.	80	Director — The
Shaw Group, Inc.
(piping manufacturer); Kuhlman Electric Corp. (transformer manufacturer) and Faison Enterprises (real estate development); and Director and
Vice Chairman —
Aegis Insurance
Services, Ltd. (a
mutual fund
insurance company in Bermuda); Board Member — Nations Funds Family (5 registered investment companies).

Thomas F. Keller Age: 72 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Director	Term of Office: through the Company’s 2004 annual shareholder meeting or until his successor shall be elected and shall qualify. Length of Service: 12 years	R.J. Reynolds Industries Professor of Business Administration — Fuqua School of Business, Duke University, since July 1974; Dean — Fuqua School of Business Europe, Duke University, July 1999 through June 2001.	80	Director — Wendy’s International, Inc. (restaurant operating and franchising), Dimon, Inc. (tobacco) and Biogen, Inc. (pharmaceutical biotechnology); Board Member — Nations Funds Family (5 registered investment companies).

Number
of
Portfolios
in Fund
	Position(s)			Complex
	Held	Term of Office		Overseen
Name, Age	with the	and Length of	Principal Occupation(s) During	by	Other Directorships
and Address	Company	Time Served	the Past Five Years	Director	Held by Director

Keith T. Banks Age: 48 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	President and Chief Executive Officer	Term of Office: Indefinite Length of Service: less than one year.	President and Chief Executive Officer of the Company, Nations Funds Trust (“NFST”), Nations Separate Account Trust (“NSAT”), Nations Master Investment Trust (“NMIT”) and Nations Balanced Target Maturity Fund, Inc. (“BTM”) since June 2004. President and Chief Investment Officer of Bank of America Asset Management since April 2004. Member of Bank of America’s Management Operating Committee since April 2004. Chief Executive Officer and Chief Investment Officer of Columbia Management Group (formerly known as Fleet Asset Management) from August 2000 through April 2004. Managing Director and Head of U.S. Equity at JP Morgan Investment Management prior to August 2000.	N/A	N/A

Number
of
Portfolios
in Fund
	Position(s)			Complex
	Held	Term of Office		Overseen
Name, Age	with the	and Length of	Principal Occupation(s) During	by	Other Directorships
and Address	Company	Time Served	the Past Five Years	Director	Held by Director

Gerald Murphy Age: 44 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Interim Chief Financial Officer and Treasurer	Term of Office: Indefinite Length of Service: 5 years.	Interim Chief Financial Officer — NFST, NMIT and NSAT since Sept. 2003; Interim Chief Financial Officer — the Company, Nations Government Income Term Trust 2003, Inc. (“N2003”), Nations Government Income Term Trust 2004, Inc. (“N2004”) and BTM since Sept. 2003; Treasurer — NFST, NMIT and NSAT since Jan. 2003; Treasurer — the Company, N2003, N2004 and BTM since 1999; Senior Vice President — BACAP (or its predecessors) since 1998. Mr. Murphy also serves as a Senior Officer for other Bank of America- affiliated entities, including various registered and unregistered funds.	N/A	N/A

Robert B. Carroll Age: 44 c/o Nations Funds One Bank of America Plaza Charlotte, NC 28255	Secretary and Chief Legal Officer	Term of Office: Indefinite Length of Service: 7 years.	Secretary — NFST, NMIT and NSAT since Jan. 2003; Secretary — the Company, N2003, N2004 and BTM since 1997; Chief Legal Officer of each of the above entities since August 2003; Associate General Counsel — Bank of America Corporation since 1999; Assistant General Counsel — Bank of America Corporation 1996-1999. Mr. Carroll also serves as a Senior Officer for other Bank of America-affiliated entities, including various registered and unregistered funds.	N/A	N/A

      Set forth in the table below is the dollar range of equity securities in the Company and the aggregate dollar range of equity securities in the Nations Funds closed-end fund family of investment companies owned by each Director.

Aggregate Dollar Range
	Dollar Range	of Equity Securities in
	of Equity	All Closed-End Funds
	Securities	Overseen by Director
	in the	in Family of
Name of Director	Company*(1)(3)	Investment Companies*(2)

William P. Carmichael	A	A
William H. Grigg	B	B
Thomas F. Keller	B	B

*	Key to Dollar Ranges

      A. None
      B. $1—$10,000
      C. $10,001—$50,000
      D. $50,001—$100,000
      E. over $100,000

[1]	This information has been furnished by each Director as of December 31, 2003 and all shares were valued as of December 31, 2003. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the Exchange Act of 1934 (the “1934 Act”).
[2]	“Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser and hold themselves out to investors as related companies for purposes of investment and investor services.
[3]	Less than 1% of the outstanding shares of the Company.

     As of December 31, 2003, none of the nominees for election to the Board of Directors or their immediate family members owned beneficially or of record any class of securities in BACAP or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with BACAP.

      In 2003, each Director attended each of the four regular and three special meetings of the Board, except for Mr. Carmichael, who since his appointment on August 28, 2003, attended two regular and two special meetings of the Board.

Committees of Directors

      The Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act. It also has a Governance Committee.

  Audit Committee

      The Board’s Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Company. Pursuant to the Audit Committee Charter adopted by the Company’s Board, the Audit Committee is responsible for, among other things, conferring with the Company’s independent public accountants, reviewing annual financial statements and selecting the Company’s independent public accountants. The Audit Committee has met with Company management to discuss, among other things, the Company’s audited financial statements for the year ended December 31, 2003. The Audit Committee also has met with the Company’s independent public accountants and discussed with them certain matters required under SAS 61 (an auditing standard) including, but not limited to, the scope of the Company’s audit, the Company’s financial statements for the year ended December 31, 2003 and the Company’s accounting controls. The Audit Committee has received the written disclosures and the letter from the Company’s independent public accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented from time to time, and has discussed with the independent public accountants, their independence.

      Based upon these reviews and discussions, the Audit Committee has recommended to the full Board that the Company’s audited financial statements be included in the Company’s Annual Report to Shareholders for the year ended December 31, 2003 and be mailed to Shareholders and filed with the Securities and Exchange Commission.

      Messrs. Carmichael, Grigg and Keller are members of the Company’s Audit Committee, which is composed entirely of directors who are not interested persons of the Company as defined by the 1940 Act and who are independent as defined by the NYSE Listing Rules. Dr. Keller is the chairman of the Company’s Audit Committee. The Audit Committee met five times during the fiscal year ended December 31, 2003.

  Governance Committee

      The Board’s Governance Committee advises the full Board with respect to nomination, compensation, self-evaluation, and retirement policies affecting the Company. Pursuant to the Governance Committee Charter adopted by the Company’s Board, the Governance Committee’s primary function is to make recommendations to the full Board on issues related to the independent directors and the composition and operation of the Board, and communicating with management on those issues. The responsibilities of the Governance Committee also includes nominating director candidates who are not independent directors in appropriate circumstances, and evaluating director candidates who have been suggested, proposed or nominated by other parties. A copy of the Charter of the Governance Committee is attached to this Proxy Statement as Appendix A.

      In order to carry out its responsibilities, the Governance Committee shall consider, as it deems necessary or appropriate, the candidacy of persons to fill existing or newly created director vacancies, taking into consideration the following attributes: leadership, independence, interpersonal skills, financial acumen, business experience, industry knowledge and diversity of viewpoint.

      The Governance Committee shall consider candidates submitted by shareholders or from other sources they deem appropriate. Any recommendation should be submitted to Nations Funds, c/o BACAP Distributors, LLC, One Bank of America Plaza, 33rd Floor, Charlotte, NC 28255. Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Company that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an “interested person” of the Company (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)).

      Messrs. Carmichael, Grigg and Keller are members of the Company’s Governance Committee, which is composed entirely of directors who are not interested persons of the Company as defined by the 1940 Act and who are independent as defined by the NYSE Listing Rules. Mr. Grigg is the chairman of the Company’s Governance Committee. The Governance Committee held one meeting during the fiscal year ended December 31, 2003.

Compensation of Management

      The following table shows compensation paid by the Company and the Fund Complex to the Directors of the Company for the fiscal year ended December 31, 2003. Officers of the Company are employed by BACAP and receive no compensation or reimbursements from the Company.

COMPENSATION TABLE

		Pension or		Total
		Retirement		Compensation
		Benefits	Estimated	from the
	Aggregate	Accrued as	Annual	Company and
	Compensation	Part of	Benefits	the Fund
	from the	Fund	Upon	Complex Paid
Name of Director	Company(1)	Expenses	Retirement	to Directors(2)

William P. Carmichael	$6,546	$ N/A	$ N/A	$168,550 (3)
William H. Grigg	$7,000	$ N/A	$ N/A	$154,850
Thomas F. Keller	$7,000	$ N/A	$ N/A	$151,550 (4)

[1]	The Company pays the Chairman of the Board $11,000 per year and each Director $7,000 per year, and reimburses each for travel and other out-of-pocket disbursements incurred in connection with attending meetings.
[2]	The Fund Complex currently consists of 5 registered investment companies, including the Company (which house an aggregate of 80 series). In calendar year 2003, on which the compensation figures are based, the Fund Complex consisted of no more than 7 registered investment companies (housing an aggregate of no more than 84 series).
[3]	Includes $143,745 deferred compensation.
[4]	Includes $123,902 deferred compensation.

VOTING MATTERS

Procedural Matters

      Each Stockholder of the Company will be entitled to one non-cumulative vote for each share and a fractional non-cumulative vote for each fractional share. As of the Record Date, there were 3,363,512 outstanding shares of the Company. Stockholders holding a majority of the aggregate outstanding shares of the Company at the close of business on the Record Date will constitute a quorum for the approval of the proposal described in the accompanying Notice of Annual Meeting and in this Proxy Statement. Nominees will be elected by a plurality of the shares voted.

      Any form of proxy which is properly executed and received in time to be voted at the Annual Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of instructions, any such form of proxy will be voted in favor of electing as Directors of the Company the three Nominees named in the Proxy Statement for the terms indicated. Abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will be counted solely for purposes of determining whether a quorum is present and otherwise will not be counted for or against any proxy to which they relate. Abstentions and broker non-votes will have no effect, either for or against, on any of the proposals.

      If, by the time scheduled for the Annual Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of the proposal are not received, the persons named as proxies may move for one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournment(s) will require that more shares present in person or by proxy at the session of the Annual Meeting to be adjourned be voted in favor of adjournment than against. The persons named as proxies will vote in favor of such adjournment(s) those shares which they are entitled to vote which have voted in favor of the proposal. They will vote against any such adjournment(s) those proxies required to be voted against the proposal.

      The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Annual Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the proposal. A Stockholder of the Company may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated form of proxy to the Secretary of the Company, at the address set forth on the cover page of this Proxy Statement, or by attending the Annual Meeting in person to vote the shares held by such Stockholder.

      Signed but unmarked forms of proxy will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

      Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Company at (800) 307-3219. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact the Company in writing at: Hatteras Income Securities, Inc., 101 South Tryon Street, 33rd Floor, Charlotte, NC 28255, or call the Company at (800) 307-3219.

Solicitation of Proxies and Payment of Expenses

      The cost of soliciting proxies for the Annual Meeting, consisting principally of expenses incurred in preparing, printing and mailing proxy materials, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company may request brokers and others to send forms of proxy and proxy materials to the beneficial owners of the stock and may reimburse them for their reasonable expenses in so doing. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of the Company and personnel of BACAP. Compensation for such services will be paid by the Company or BACAP, except that officers or employees of the Company will not be compensated for performing such services.

OTHER INFORMATION

Substantial Stockholders

      The following persons were known to the Company to be beneficial owners of 5% or more of the outstanding shares of the Company: Sit Investment Associates, Inc., 4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402, beneficially owns (based on a Schedule 13G filing made on February 10, 2004), as a result of shared dispositive voting power, 231,300 shares of the Company equaling 6.88% of the Company’s outstanding shares.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the 1934 Act and Section 30(f) of the 1940 Act require the officers and directors of the Company, BACAP, and affiliated persons of BACAP, and persons who beneficially own more than 10% of the Company’s shares to file reports of ownership with the SEC, the New York Stock Exchange and the Company. Based solely upon review of the copies of such forms received by it and written representations from such persons, the Company believes that, for the fiscal year ended December 31, 2003, all filing requirements applicable to such persons were complied with, except for the following:

      Edward D. Bedard, former Chief Executive Officer and President: A Form 3 was not timely filed to report his ownership of Company shares. Mr. Bedard does not own any shares in the Company. A Form 5 was filed on February 13, 2004 to report this fact.

      Gerald Murphy, Interim Chief Financial Officer and Treasurer: A Form 3 was not timely filed to report his ownership of Company shares. Mr. Murphy does not own any shares in the Company. A Form 5 was filed on February 13, 2004 to report this fact.

      Robert B. Carroll, Secretary and Chief Legal Officer: A Form 3 was not timely filed to report his ownership of Company shares. Mr. Carroll does not own any shares in the Company. A Form 5 was filed on February 17, 2004 to report this fact.

      Thomas F. Keller, Director: A Form 3 was not timely filed to report his ownership of Company shares. Dr. Keller owns 300 shares in the Company. A Form 5 was filed on March 3, 2004 to report this fact.

      William H. Grigg, Director: A Form 3 was not timely filed to report his ownership of Company shares. Mr. Grigg owns 418 shares in the Company. A Form 5 was filed on March 17, 2004 to report this fact.

      William P. Carmichael, Chairman of the Board and Director: A Form 3 was not timely filed to report his ownership of Company shares. Chairman Carmichael does not own any shares in the Company. A Form 5 was filed on February 17, 2004 to report this fact.

Additional Information

      The Company, with principal executive offices located at One Bank of America Plaza, Charlotte, North Carolina 28255, is subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates or on the SEC’s website at www.sec.gov.

      BACAP, located at One Bank of America Plaza, Charlotte, North Carolina 28255, is the investment adviser of the Company.

Future Stockholder Proposals

      In the event any Stockholder wishes to present a proposal to Stockholders of the Company for inclusion in the Proxy Statement and form of proxy relating to the Annual Meeting of Stockholders to be held in the year 2005, such proposal must be received by the Company on or before November 15, 2004. Notice of shareholder proposals received after such date shall be considered untimely.

Selection of Independent Accountants

      The Board of Directors, upon recommendation of its Audit Committee, has selected PricewaterhouseCoopers LLP (“PwC”), independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2004. Representatives of PwC are not expected to be present at the Annual Meeting.

      Audit Fees. The aggregate fees for the most recent fiscal year ended December 31, 2003 for professional services rendered by PwC for the audit of the Company’s annual financial statements to be included in the Company’s Annual Report to Shareholders were $27,500.

      Financial Information Systems Design and Implementation Fees. The aggregate fees including fees billed to the Company, BACAP and any entity controlling, controlled by or under common control with BACAP, that provides services to the Company, for the most recent fiscal year for professional services rendered by PwC related to financial information systems design and implementations were $0.

      All Other Fees. The aggregate fees for the most recent fiscal year for non-audit services (those which are not included in the fees shown above) rendered by PwC were $14.7 million. These fees include fees for non-audit services provided to the Company, BACAP, and any entity controlling, controlled by or under common control with BACAP, that provides services to the Company.

      In connection with the provision of services related to financial information systems design and implementation and other non-audit services, the Audit Committee has considered that the provision of such services to the Company, BACAP and/or any entity controlling, controlled by or under common control with BACAP that provides services to the Company is compatible with maintaining the independence of PwC.

Other Matters

      The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxies in accordance with their best judgment.

APPENDIX A

HATTERAS INCOME SECURITIES, INC.

NATIONS BALANCED TARGET MATURITY FUND, INC.

GOVERNANCE COMMITTEES CHARTER

1.	Membership. The governance committees (each, a “Governance Committee” and collectively, the “Governance Committees”) of the Boards of Directors (the “Boards”) of Hatteras Income Securities, Inc. and Nations Balanced Target Maturity Fund, Inc. (each a “Company” and collectively, the “Companies”) shall be composed entirely of Directors who are not “interested” persons (as defined in the Investment Company Act of 1940) of any Company or any investment adviser or principal underwriter of a Company (“Independent Directors”).

2.	Purpose. Each Governance Committee has been established to make recommendations to its Board on issues related to the Independent Directors and the composition and operation of the Board and to assume the duties, responsibilities and functions of the Board’s pre-existing Nominating Committee together with such additional duties, responsibilities and functions as are delegated to it from time to time.

The primary responsibilities of each Governance Committee include:

(a)	generally overseeing issues of corporate governance of the Companies;

(b)	nominating Independent Directors;

(c)	addressing matters relating to compensation of Directors who are not current directors, officers or employees of a Company’s investment adviser or sub-adviser or any control affiliate thereof (“Unaffiliated Directors”), including deferred compensation and retirement policies; and

(d)	evaluating its Board and the Board’s committee structure as often as the Governance Committee deems necessary or advisable to determine whether each is functioning effectively. Each Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion.

3.	Specific Responsibilities and Powers. Each Governance Committee has the responsibility and power to:

(a)	consider, as it deems necessary or appropriate, the candidacy of persons to fill existing or newly created Director vacancies, taking into consideration, among other factors that each Governance Committee may determine in its sole judgment, any or all of the following attributes: leadership, independence, interpersonal skills, financial acumen, business experience, industry knowledge and diversity of background or viewpoint. In considering candidates, each Board and its Governance Committee believe that no specific qualification or characteristic is controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess;

(b)	periodically assess, as it deems necessary or appropriate, the criteria for selection of potential Independent Directors;

(c)	identify and evaluate Independent Director candidates according to the relevant criteria;

(d)	consider candidates submitted by shareholders or from other sources as it deems appropriate. Each Governance Committee shall be solely responsible for the selection and recommendation of candidates to its Board. Any recommendation should be submitted to Nations Funds, c/o the Secretary, One Bank of America Plaza, 33rd Floor, Charlotte, NC 28255. Any submission should include at a minimum the following information as to each individual proposed for election or re-election as director: i) the name, age, business address, residence address and principal occupation or employment of such individual; ii) the class, series and number of shares of stock of the Company that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition; iii) whether such stockholder believes such individual is, or is not, an “interested” person of the Company (as defined in the 1940 Act), and is, or is not, “independent” (as defined is defined by the NYSE) along with information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination; and iv) all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). In the case of any Company holding a meeting of shareholders, any such submission in order to be considered for inclusion in the Company’s proxy statement, should be submitted by a date not later than the 120th calendar day before the anniversary of the date of the Company’s proxy statement used in connection with the Company’s previous year’s annual meeting or, if the Company has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Company begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Company’s By-laws, or as required by any relevant stock exchange listing standards;

(e)	periodically review and make recommendations to its full Board regarding Unaffiliated Director compensation;

(f)	initiate, oversee and recommend changes to retirement and deferred compensation plans for the Unaffiliated Directors;

(g)	consider, oversee and implement any periodic evaluation process of its Board, which may include evaluation of the structure, frequency and length of meetings, the structure and composition of the Board and Committees and the general deliberative process of the Board, including information flow; and

(h)	report its activities to its full Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.

4. Procedural Matters.

(a)	Each Governance Committee shall meet as often as it deems necessary. Each Governance Committee shall record minutes of meetings and shall invite management, counsel and representatives of service providers to attend meetings and provide information to the Committee as it may consider appropriate.

(b)	Each Governance Committee’s authority shall include the authority to establish, arrange for and coordinate the participation in, new Director orientation and continuing education or information programs for Directors, as it deems appropriate. Any related costs shall be borne by the Companies.

(c)	Each Governance Committee shall conduct an annual self-evaluation of its performance and review this Charter as often as it deems appropriate in order to recommend any changes to its full Board. Each Governance Committee shall have such further responsibilities as are given to it from time to time by the Board. Each Governance Committee shall consult, as often as it deems appropriate, with management and counsel to the Company and to the Independent Directors as to legal or regulatory developments affecting their responsibilities.

(d)	Each Governance Committee shall have the resources and authority to make reasonable expenditures to retain any experts and counsel related to the aforementioned duties and responsibilities that will be reimbursed by the Company, and shall disclose the function performed by such experts and counsel. Each Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify Director candidates, including sole authority to approve the search firm’s fee and other retention terms.

Adopted: August 23, 2000

Amended: February 26, 2004
Amended: May 26, 2004

PROXY CARD
HATTERAS INCOME SECURITIES, INC.
Annual Meeting of Stockholders
July 30, 2004

     The undersigned hereby appoints Robert B. Carroll, Paul Caldarelli and Gerald Murphy (each a “Proxy”) attorney and proxy of the undersigned, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Hatteras Income Securities, Inc. (the “Company”) to be held at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on Friday, July 30, 2004, and at any adjournment(s) thereof. The Proxy shall cast votes according to the number of shares of the Company which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side of this proxy card, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof or thereof.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY AND THE PROXY STATEMENT, DATED JUNE 21, 2004.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE COMPANY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

(Continued on other side)

ELECTION OF DIRECTORS

FOR	WITHHOLD AUTHORITY	Nominees:	William H. Grigg
all nominees	except as marked to the		Thomas F. Keller
as listed	contrary		William P. Carmichael
☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list hereon).

     In his discretion, the named Proxy is authorized to vote upon any other business that may properly come before the meeting, including matters incident to the conduct of the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

__________________________________________________, 2004
(Please Date)

__________________________________________________

__________________________________________________
Signature(s)

Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.